UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2014

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Federal	000-23601	16-1540137
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

214 West First Street, Oswego, NY	13126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (315) 343-0057

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

On September 29, 2014, Pathfinder Bancorp, Inc. (the “Company”) held a special meeting of shareholders.  The items voted upon at the special meeting and the votes for each proposal were as follows:

1.
The approval of a plan of conversion and reorganization, whereby Pathfinder Bancorp, MHC and Pathfinder Bancorp, Inc., a federal corporation will convert and reorganize from the mutual holding company structure to the stock holding company structure.

For	Against	Abstain	Broker Non-Votes
2,330,447	4,025	—	22,811

2.
The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion and reorganization.

For	Against	Abstain	Broker Non-Votes
2,350,137	7,146	—	—

3a.	The approval of a provision in New Pathfinder’s articles of incorporation requiring a super-majority vote of shareholders to approve certain amendments to New Pathfinder’s articles of incorporation.

For	Against	Abstain	Broker Non-Votes
2,156,171	175,987	2,314	22,811

3b.	The approval of a provision in New Pathfinder’s articles of incorporation requiring a super-majority vote of shareholders to approve shareholder-proposed amendments to New Pathfinder’s bylaws.

For	Against	Abstain	Broker Non-Votes
2,156,231	175,987	2,254	22,811

3c.	The approval of a provision in New Pathfinder’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of New Pathfinder’s outstanding voting stock.

For	Against	Abstain	Broker Non-Votes
2,153,335	180,135	1,002	22,811

Item 8.01     Other Events

On September 30, 2014, the Company announced that the depositors of Pathfinder Bank and the Company’s shareholders each approved the Plan of Conversion and Reorganization pursuant to which Pathfinder Bancorp, MHC will convert to the stock holding company form of organization and Pathfinder Bancorp, Inc., a Maryland corporation (“New Pathfinder”), the proposed stock holding company for Pathfinder Bank, will sell shares of its common stock.

New Pathfinder also announced that based upon preliminary results, the subscription offering that closed on September 18, 2014 was oversubscribed in the first category of the subscription offering by eligible account holders as of March 31, 2013. New Pathfinder received orders in excess of the adjusted maximum of the offering range (2,645,000 shares) and no further orders will be accepted. The number of shares to be sold in connection with the conversion and stock offering will be based on a final appraisal and receipt of final regulatory approvals. New Pathfinder is currently processing the orders and will provide allocation information as soon as it is available.

A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release dated September 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHFINDER BANCORP, INC.
DATE: September 30, 2014	By:	/s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer